  NATIONWIDE MUTUAL FUNDS
Nationwide Enhanced Income Fund

Supplement dated June 11, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 11, 2014, the Board of Trustees of Nationwide Mutual Funds (“Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Enhanced Income Fund (“Enhanced Income Fund”) and the Nationwide HighMark Short Term Bond Fund (“Short Term Bond Fund”), each a series of the Trust, pursuant to which the Enhanced Income Fund would be merged into the Short Term Bond Fund (“Merger”).  The Merger is subject to the approval of the Enhanced Income Fund’s shareholders. Further information regarding the details of the Merger and the Short Term Bond Fund will be provided in proxy materials that will be delivered to the Enhanced Income Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE